UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2016

BRAVO MULTINATIONAL INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation or organization)

000-53765 (Commission File Number)	26-1266967 (IRS Employer Identification No.)
590 York Road, Unit 3 Niagara On The Lake, Ontario, CANADA (principal executive offices)	L0S 1J0 (Zip Code)

(716) 803-0621
(registrant’s telephone number, including area code)

Goldland Holdings, Co.
(Former name, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03.

Material Modification to Rights of Security Holders.

See Item 5.03, below.

Item 5.03.

Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 6, 2016, Goldland Holdings Co. (the “registrant”) changed its corporate name to Bravo Multinational Incorporated.  On March 22, 2016, the board of directors of the registrant, pursuant to Section 242 of the Delaware General Corporation Law, determined it was in the best interests of the registrant that the name of the registrant should be changed to Bravo Multinational Incorporated, with such change of name to be effective upon compliance with all regulatory requirements mandated by FINRA.  Further, as a result of the change of the registrant’s name and upon satisfaction of all regulatory requirements, the trading symbol for the shares of the registrant’s common stock should be changed to “BRVO,” and the registrant’s CUSIP identifier be changed to a newly issued number.  FINRA granted its approval of the change of the registrant’s name on April 6, 2015.  As a result of the change of name of the registrant, the registrant’s trading symbol was changed to “BRVO” and the CUSIP identifier was changed to 10568F109.

Section 242 of the Delaware General Corporation Law permitted the board of directors of the registrant to change the registrant’s name without a vote of the stockholders of the registrant.  However, the stockholders of the registrant have been notified of the change of the name of the registrant as adopted by the board of directors of the registrant, and the registrant’s new trading symbol and CUSIP identifier.

Upon the effectiveness of the change of the name of the registrant to Bravo Multinational Incorporated and the corresponding change of the registrant’s stock trading symbol and the issuance of a new CUSIP identifier, all outstanding certificates representing shares of the common stock of the registrant bearing any former name of the registrant and any former CUSIP identifier shall be surrendered for cancellation and verification of proper issuance, and once the certificates have been identified as having been properly issued, such newly verified certificates shall be reissued with the new name of the registrant and the new CUSIP identifier.  Any such outstanding certificates representing shares of the common stock of the registrant bearing any former name of the registrant and any former CUSIP identifier which are not submitted for verification and reissuance or which cannot be properly verified as having been properly issued shall be cancelled.  Until the verification process described above has been completed for any of the outstanding certificates representing shares of the common stock of the registrant bearing any former name of the registrant and any former CUSIP identifier, no holder of any such shares shall be entitled to cast any votes with respect to such shares.

The FINRA Daily List Announcement Date with respect to the change of name of the registrant is April 6, 2016, and the Market Effective Date will be April 7, 2016.

Item 9.01.

Financial Statements and Exhibits.

(a)

Financial statements of business acquired.  Not applicable.

(b)

Pro forma financial information.  Not applicable.

(c)

Shell registrant transactions.  Not applicable.

(d)

Exhibits.

Exhibit No.	Identification of Exhibit
3.1*

Certificate of Amendment of Restated Certificate of Incorporation of Goldland Holdings, Co., changing the registrant’s name to Bravo Multinational Incorporated, filed with the Secretary of State of Delaware on March 24, 2016, and effective on April 1, 2016.

99.1*	Press Release issued on April 7, 2017, with respect to the change of name of the registrant to Bravo Multinational Incorporated.

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*

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 7, 2016.	BRAVO MULTINATIONAL INCORPORATED

By /s/ Paul Parliament
Paul Parliament, chief executive officer

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